Exhibit (10)(o)

                             SECOND AMENDMENT TO
                              CREDIT AGREEMENT

                          Dated as of July 30, 1999

                                    Among

                   BOSTON CELTICS LIMITED PARTNERSHIP II,
                                the Borrower

                                     and

                       THE ROYAL BANK OF SCOTLAND plc,
                                 the Lender

                                     and

                       CITIZENS BANK OF MASSACHUSETTS,
                                  the Agent


                    SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of July 30, 1999 by and among BOSTON CELTICS LIMITED PARTNERSHIP II, a Delaware limited partnership (the "Borrower"), THE ROYAL BANK OF SCOTLAND plc, as the Lender party to the Credit Agreement referred to below (the "Lender"), and CITIZENS BANK OF MASSACHUSETTS, as Agent (the "Agent") under the Credit Agreement referred to below.

                                  Recitals
                                  --------

      The Borrower, the Lender and the Agent are parties to a Credit Agreement dated as of May 20, 1998 (as amended, the "Credit Agreement"). The Borrower desires to amend the Credit Agreement in certain respects, and the Lender is willing to do so on the terms stated herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

      NOW, THEREFORE, the Borrower, the Lender and the Agent hereby agree as follows:

      Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Borrowing Base" in its entirety and substituting therefor a new definition as follows:

            "Borrowing Base" shall mean an amount equal to 80% of Eligible Pledged Collateral.

      Section 2. Amendment of Covenants. Article 7 of the Credit Agreement is hereby amended by deleting Section 7.1 thereof in its entirety and substituting therefor the following:

            "Section 7.1 [Intentionally Omitted]."

      Section 3. Representations and Warranties; No Default. The Borrower hereby confirms to the Agent and the Lender, the representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrower hereby certifies that no Default exists under the Credit Agreement.

      Section 4. Miscellaneous. The Borrower agrees to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Second Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This Second Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Borrower, the Lender and the Agent have caused this Second Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       BOSTON CELTICS LIMITED PARTNERSHIP II

                                       By:    Celtics, Inc.,
                                              its General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                       THE ROYAL BANK OF SCOTLAND plc

                                       By:    /s/ Scott Barton
                                       ----------------------------------
                                       Name:  Scott Barton
                                       Title: Vice President

                                       CITIZENS BANK OF MASSACHUSETTS,
                                        as Agent

                                       By:    /s/ Lori B. Leeth
                                       ----------------------------------
                                       Name:  Lori B. Leeth
                                       Title: Senior Vice President

      The undersigned acknowledge that (a) they have received and reviewed a copy of this Second Amendment to Credit Agreement and (b) their obligations under the BCCLP Credit Support Agreement, the CCC Pledge Agreement, the Boston Celtics Limited Partnership Credit Support Agreement, the Celtics Basketball Holdings, L.P. Credit Support Agreement, the Celtics Limited Partnership Credit Support Agreement, the Celtic Pride Credit Support Agreement and the other Lender Agreements executed by the undersigned shall continue in full force and effect.

                                       CELTICS CAPITAL CORPORATION

                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       BCCLP HOLDING CORPORATION

                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       BOSTON CELTICS LIMITED PARTNERSHIP

                                       By:    Boston Celtics Limited
                                              Partnership GP, Inc.
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       CELTICS BASKETBALL HOLDINGS, L.P.

                                       By:    Boston Celtics Corporation
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       CELTICS LIMITED PARTNERSHIP

                                       By:    Boston Celtics Corporation
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       CELTICS PRIDE

                                       By:    Celtics Limited Partnership
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer